Provisions for liabilities	12 Months Ended
Dec. 31, 2023
Disclosure of other provisions [abstract]
Provisions for liabilities	24 Provisions for liabilities

	Restructuring of existing businesses £m	Employee- related benefits £m	Fox River £m	DOJ and OFAC investigations £m	Other provisions £m	Total £m
1 January 2023	297	44	54	450	676	1,521
Differences on exchange	(32)	(4)	—	—	(46)	(82)
Provided in respect of the year (*)	(21)	13	—	(450)	240	(218)
Utilised during the year	(105)	(11)	(10)	—	(96)	(222)
31 December 2023	139	42	44	—	774	999
Analysed on the balance sheet as
– current	96	13	3	—	356	468
– non-current	43	29	41	—	418	531
	139	42	44	—	774	999

	Restructuring of existing businesses £m	Employee- related benefits £m	Fox River £m	DOJ and OFAC investigations £m	Other provisions £m	Total £m
1 January 2022	179	41	62	—	571	853
Differences on exchange	9	2	—	—	15	26
Provided in respect of the year (*)	198	10	—	450	187	845
Transferred to liabilities associated with assets held for sale	(20)	—	—	—	(6)	(26)
Utilised during the year	(69)	(9)	(8)	—	(91)	(177)
31 December 2022	297	44	54	450	676	1,521
Analysed on the balance sheet as
– current	240	14	10	450	373	1,087
– non-current	57	30	44	—	303	434
	297	44	54	450	676	1,521
Note:
*Amounts provided above are shown net of reversals of unused provisions which include reversals of £42 million (2022: £35 million) for restructuring of existing businesses,
£14 million (2022: £10 million) for employee benefits and £128 million (2022: £225 million) for other provisions. For DOJ and OFAC investigations, £450 million that were provided in 2022 were reclassified to trade and other payables in 2023.
Restructuring of existing businesses
The restructuring provisions relate to the restructuring and integration costs incurred and are reported as adjusting items. The principal restructuring activities in 2022 are as described in note 7 and primarily include the cost of employee packages and long-term social plans associated with redundancy programmes from previous years, mainly in relation to Quantum. No further Quantum restructuring charges were recognised as adjusting in 2023, following the completion of the Quantum programme. Provisions associated with redundancy packages are determined based on termination packages offered in each country. The long-term social plans primarily relate to social plans in Germany, which span over several years and are based on actuarial calculations. These are discounted to present value using
Central Bank rates. We do not consider the effect of discounting to be material. The provisions for long-term social plans include future payments related to contracts that are already fixed. Given that there is little or no variability expected in the timing and amount of the payments, no additional risk has been incorporated in the discounting. While some elements of the non-current provisions of £43 million will unwind over several years, as termination payments are made over extended periods in some countries, it is estimated that approximately 97% of these non-current provisions will unwind within five years.
Employee-related benefits
Employee-related benefits mainly relate to employee benefits other than post-employment benefits. The principal components of these provisions are gratuity and termination awards, ‘jubilee’ payments due after a certain service period and expected payments associated with long-term disability. The majority of these provisions are calculated by actuaries. It is estimated that approximately 67% of the non-
current provisions of £29 million will unwind within five years.
Fox River
A provision of £274 million was made in 2011 for a potential claim under a 1998 settlement agreement entered into by a Group subsidiary in respect of the clean-up of sediment in the Fox River. On 30 September 2014, the Group, NCR, Appvion and Windward Prospects
entered into a funding agreement; the details of this agreement are explained in note 31. This agreement led to payments of £nil million in 2023 (2022: £1 million). In addition, the Group incurred legal costs of £10 million (2022: £7 million), which were also charged against the provision. It is expected that the non-current provision will unwind within five years.
DOJ/OFAC investigations
As discussed earlier (in note 6(h)), on 25 April 2023, the Group announced that it had reached an agreement with the DOJ and OFAC for a total amount payable to the U.S. authorities of US$635 million plus interest. Having recognised an initial provision of £450 million
(US$540 million), in 2022, the Group has recognised an additional charge of £75 million in 2023. During 2023, as a result of payment terms being finalised, the provision was reversed and the liability was transferred to sundry payables where US$5 million (£4 million) was paid in
April, US$321 million (£258 million) including interest was paid in September and US$326 million (£263 million) including interest will be paid in the first half of 2024.
Other
Other provisions comprise balances set up in the ordinary course of general business that cannot be classified within the other categories, such as sales returns and onerous contracts together with amounts in respect of supplier, excise and other disputes.
The nature of the amounts provided in respect of disputes is such that the extent and timing of cash flows are difficult to estimate and the ultimate liability may vary from the amounts provided.
In accordance with IFRS 15 Revenue from Contracts with Customers, sales return provisions are recognised based on a reasonable estimate of likely returns. In 2023, the sales return provision, included in other provisions, was £55 million (2022: £62 million).
Included within other provisions there is a provision for interest of £244 million (2022: £183 million) in relation to the Franked Investment
Income Group Litigation Order (FII GLO), as mentioned in notes 8(b) and 10(b). The provision is calculated based on the UK central bank base rate plus 2% and has been charged to net finance costs. As there is uncertainty over the potential timing of the utilisation, as explained in note 10(b), the provision has been reported as a non-current provision.
Other provisions also include a provision of £89 million in relation to litigation-related deposits as explained in note 17. In addition, BAT
Brazil has recognised a provision of £40 million in relation to a legal case over whether a 10% tax imposed on a tax benefit associated with investment grants by the Rio de Janeiro State was constitutional (as explained in note 6(k)).